EXHIBIT 10.3

                           ACKNOWLEDGMENT AND CONSENT


                  Reference is made to (i) the Amended and Restated Credit Agreement, dated as of August 11, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "Amended Credit Agreement"), among the CONMED Corporation, a New York corporation, the several banks, financial institutions and other entities from time to time parties thereto (the "Lenders"), Chase Securities Inc., as sole book-manager, lead arranger and as syndication agent, Salomon Smith Barney, Inc., as documentation agent and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Agent"), (ii) the Existing Credit Agreement referred to therein and (iii) the Guarantee and Collateral Agreement made by CONMED Corporation and certain of its Subsidiaries in favor of The Chase Manhattan Bank, as administrative agent, dated as of December 31, 1997. Unless otherwise defined herein, terms which are defined in the Amended CreditAgreement and used herein are so used as so defined.

                  Each of the undersigned confirms that it has received a copy of the Amended CreditAgreement and that it approves of and consents to the amendment and restatement of the Existing Credit Agreement pursuant to the Amended Credit Agreement. Each of the undersigned further confirms and agrees that (a) each of the Loan Documents to which it is a party will remain in full force and effect in accordance with its terms after giving effect to the amendment and restatement of the Existing Credit Agreement pursuant to the Amended Credit Agreement, (b) the Liens granted by it and the guarantees made by it pursuant to the Loan Documents will remain in full force and effect in accordance with their respective terms after giving effect to the amendment and restatement of the Existing Credit Agreement pursuant to the Amended Credit Agreement and will secure and guarantee the Obligations in accordance with their respective terms and (c) without limiting the foregoing, all references to the "Credit Agreement" in the Loan Documents (as defined in the Existing Credit Agreement) shall refer to the Existing Credit Agreement as amended and restated pursuant to the Amended Credit Agreement and as the same may be further amended, supplemented or otherwise modified from time to time.

                  THIS  CONSENT   SHALL  BE  GOVERNED  BY,  AND   CONSTRUED  AND
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  Each of the undersigned, at its own expense and at any time from time to time, upon the written request of the Agent or any Lender will promptly and duly execute and deliver such further instruments and documents and take such further actions as such other party reasonably may request for the purposes of obtaining or preserving the full benefits of this Acknowledgment and Consent.
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                  IN  WITNESS   WHEREOF,   the  undersigned   have  caused  this
Acknowledgment and Consent to be duly executed and delivered as of the day and year first above written.


                                   CONMED CORPORATION


                                   By:
                                            Title:


                                   ASPEN LABORATORIES, INC.



                                   By:
                                            Title:


                                   CONMED ANDOVER MEDICAL, INC.


                                   By:
                                            Title:


                                   BIRTCHER MEDICAL SYSTEMS, INC.


                                   By:
                                            Title:


                                   NDM, INC.


                                   By:
                                            Title:

CONSOLIDATED MEDICAL EQUIPMENT INTERNATIONAL, INC.


By:
         Title:


LINVATEC CORPORATION


By:
         Title:

ENVISION MEDICAL CORPORATION


By:
         Title: